UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 11, 2011 (April 8, 2011)

ACADIA PHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-50768	06-1376651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3911 SORRENTO VALLEY BOULEVARD SAN DIEGO, CALIFORNIA		92121
(Address of Principal Executive Offices)		(Zip Code)

(858) 558-2871

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 8, 2011, ACADIA Pharmaceuticals Inc. and its wholly-owned subsidiary, Nordsviten AB, entered into a termination agreement (the “Agreement”) with Wihlborgs Fastigheter AB and its wholly-owned subsidiary, Medeon Fastigheter AB. Pursuant to the Agreement, the parties resolved all matters related to Nordsviten’s lease for premises located in Malmo, Sweden. Nordsviten had signed a 10-year lease for the premises with Medeon that had begun in June 2005. The premises were constructed pursuant to a general agreement (the “General Agreement”) between ACADIA and Wihlborgs.

Pursuant to the Agreement, ACADIA made a one-time payment of approximately $690,000 and issued 782,339 shares of its common stock to Medeon. The shares of common stock were issued pursuant to Registration Statement No. 333-161059. ACADIA and Nordsvisten will not have any future obligations with respect to the leased premises or under the General Agreement and Medeon and Wihlborgs have provided a full release of claims to ACADIA and Nordsviten. As a result of the Agreement, ACADIA expects to save approximately $1.5 million in facility and related expenses on an annual basis.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in its opinion filed as Exhibit 5.1 hereto).

Forward-Looking Statements

Certain statements in this report that are not historical facts are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements relating to the future obligations of the parties and ACADIA’s future expense savings and accounting charges. These statements are only predictions based on current information and expectations and involve a number of risks and uncertainties. Actual events or results may differ materially from those stated in any such statements due to various factors, including uncertainties about future claims and accounting calculations and interpretations, some of which are discussed in ACADIA’s annual report on Form 10-K for the year ended December 31, 2010 as well as other subsequent filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements are qualified in their entirety by this cautionary statement and ACADIA undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof.

2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA Pharmaceuticals Inc.

	By:	/s/ Glenn F. Baity
Date: April 11, 2011		Glenn F. Baity
Vice President, General Counsel and Secretary

3.

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in its opinion filed as Exhibit 5.1 hereto).

4.